UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 25, 2023

SOLENO THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36593	77-0523891
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

203 Redwood Shores Pkwy, Suite 500

Redwood City, CA 94065

(Address of principal executive offices)

(650) 213-8444

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols	Name of each exchange on which registered
Common Stock, $0.001 par value	SLNO	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

On May 25, 2023, Soleno Therapeutics, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders. Of the 8,168,788 shares of common stock outstanding as of April 12, 2023, the record date, 6,095,961 shares of common stock were represented at the meeting in person or by proxy, constituting approximately 74.63% of the outstanding shares of common stock entitled to vote and constituting a quorum for the transaction of business.

The stockholders of the Company voted on the following items at the Meeting:

1.	To elect two Class II directors to serve until the 2026 Annual Meeting of stockholders or until their respective successors are duly elected and qualified;

2.	To ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023;

3.	To approve, on any advisory basis, the compensation of the Named Executive Officers of the Company;

4.	To approve, on any advisory basis, the frequency of stockholder votes on the compensation of the Named Executive Officers of the Company;

5.	To approve the amended and restated 2014 Equity Incentive Plan; and

6.	To approve the issuance of the shares upon the exercise of the warrants sold in the private placement on May 8, 2023.

Proposal One – Election of Directors

The table below presents the voting results of the election of the two Class II directors to the Company’s Board of Directors by the Company’s stockholders:

Nominee	Votes For	Votes Withheld	Percent of Voted	Broker Non-Votes
Ernest Mario	3,950,528	195,740	64.8%	1,949,693
Birgitte Volck	4,066,365	79,903	66.7%	1,949,693

Proposal Two – Ratification of Appointment of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
5,977,682	113,718	4,561	0

Proposal Three – Approval of Named Executive Compensation, on an Advisory Basis

The Company’s stockholders approved the Named Executive Officer compensation by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,019,358	111,424	15,486	1,949,693

Proposal Four – Approval of Frequency of Stockholder Votes on Named Executive Officer Compensation, on an Advisory Basis

The Company’s stockholders approved “every three years” for the frequency of stockholder votes on Named Executive Officer compensation by the following votes:

Votes For Every 3 Years	Votes for Every 2 Years	Votes for Every 1 Years	Abstentions	Broker Non-Votes
2,234,536	18,934	1,865,518	27,280	1,949,693

Proposal Five – Approval of Amended and Restated 2014 Equity Incentive Plan

The Company’s stockholders approved the Company’s Amended and Restated 2014 Equity Incentive Plan, by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,874,198	254,424	17,646	1,949,693

The Company’s Board of Directors (the “Board”) has considered the outcome of this non-binding advisory vote and has accepted the stockholders’ non-binding advisory vote on the three-year frequency of say-on-pay votes. Accordingly, the Company will place a non-binding advisory vote on the Company’s executive compensation on the agenda for the 2026 annual stockholders meeting.

Proposal Six – Approval of Private Placement

The Company’s stockholders approved the issuance of the shares upon the exercise of the warrants sold in the private placement on May 8, 2023, by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,003,720	132,021	10,527	1,949,693

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLENO THERAPEUTICS, INC.
Date: May 26, 2023

	By:	/s/ Anish Bhatnagar
Anish Bhatnagar
Chief Executive Officer